exhibit 10



Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in this Post-Effective Amendment No. 7 to Registration Statement No. 333-94785 of Allstate Life of New York Separate Account A (the "Account") on Form N-4 of our report dated February 24, 2005 (which report expresses an unqualified opinion and includes an explanatory paragraph relating to a change in method of accounting for certain nontraditional long-duration contracts and for separate accounts in 2004), on the financial statements and the related financial statement schedules of Allstate Life Insurance Company of New York (the "Company"), appearing in the Annual Report on Form 10-K of the Company for the year ended December 31, 2004, to its use in the Statements of Additional Information (which are incorporated by reference in the Prospectuses of the Account), which are part of such Registration Statement, and to the use of our report dated March 24, 2005 on the financial statements of the sub-accounts of the Account, also appearing in such Statements of Additional Information.

We also consent to the references to us under the heading "Experts" in such Statements of Additional Information.


/s/ Deloitte & Touche LLP

Chicago, Illinois

April 8, 2005